SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 29, 2014

CENTERSTATE BANKS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

42745 U.S. Highway 27, Davenport, FL	33837
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (863) 419-7750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

On January 29, 2014, CenterState Banks, Inc. (the “Company” or “CSFL”) furnished a Current Report on Form 8-K (the “Report”) to report that the Company entered into an Agreement and Plan of Merger (the “Agreement”) with First Southern Bancorp, Inc. (“FSOB”), whereby FSOB will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger. As soon as possible after the Merger, the Company’s wholly owned subsidiary bank, CenterState Bank of Florida, N.A. (“CSB”) and FSOB’s subsidiary bank, First Southern Bank will merge with CSB as the surviving bank.

This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the disclosure provided in the Report. Except as otherwise provided herein, the other disclosures made in the Report remain unchanged. The Company anticipates that it will further amend the Report and this Amendment at a later date to the extent additional financial information is required by Item 9.01.

A copy of the Agreement is attached as Exhibit 10.1 and incorporated by reference herein. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding CSFL, FSOB, their respective affiliates and their respective businesses, the Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 of CSFL that will include a prospectus of CSFL and a joint proxy statement of CSFL and FSOB.

Statements made in this Form 8-K, other than those concerning historical financial information, may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties. These forward-looking statements include, without limitation, statements regarding the Company’s expectations concerning its financial condition, operating results, cash flows, liquidity and capital resources, including the effects of the FSOB acquisition and the final determination of the assets and liabilities acquired and their respective valuations. A discussion of risks, uncertainties and other factors that could cause actual results to differ materially from management’s expectations is set forth under the captions “Business - Note about Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Item 9.01.	Exhibits.

(d)	Exhibits

Exhibit 10.1	Agreement and Plan of Merger by and between CenterState Banks, Inc. and First Southern Bancorp, Inc. dated as of January 29, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANKS, INC.

By:	/s/ James J. Antal
James J. Antal
Senior Vice President and Chief Financial Officer

Date: January 31, 2014

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